Dell Technologies Securities Analyst Meeting September 23, 2021 Exhibit 99.1

Kick Off Rob Williams, Senior Vice President, Investor Relations Securities Analyst Meeting September 23, 2021

NON-GAAP FINANCIAL MEASURES This presentation includes information about non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP cash flow from operations, non-GAAP income tax, non-GAAP net income, non-GAAP net income attributable to Dell Technologies Inc., non-GAAP earnings per share – basic, non-GAAP earnings per share – diluted, free cash flow and adjusted free cash flow (collectively the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the slides captioned “Supplemental non-GAAP measures.” SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS Statements in this presentation that relate to future results and events are forward-looking statements and are based on Dell Technologies' current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including those discussed in Dell Technologies’ periodic reports filed with the Securities and Exchange Commission. Dell Technologies assumes no obligation to update its forward-looking statements. Disclaimer PRO FORMA FINANCIAL MEASURES Pro forma financial measures represent current estimated management pro forma financial measures. Pro forma financial measures are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates. Diluted EPS includes certain share conversion ratio assumptions. Final share conversion ratio will be available at the close of the VMware spin-off transaction. PRO FORMA NON-GAAP FINANCIAL MEASURES This presentation includes information about pro forma non-GAAP revenue, pro forma non-GAAP gross margin, pro forma non-GAAP operating expenses, pro forma non-GAAP selling, general, and administrative expenses, pro forma non-GAAP research and development expenses, pro forma non-GAAP operating income, pro forma non-GAAP interest and other, net, pro forma non-GAAP income tax, pro forma non-GAAP net income, pro forma non-GAAP net income attributable to non-controlling interests, pro forma non-GAAP net income attributable to Dell Technologies Inc., pro forma non-GAAP earnings per share attributable to Dell Technologies Inc. – basic, and pro forma non-GAAP earnings per share attributable to Dell Technologies Inc. – diluted (collectively the “pro forma non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the pro forma non-GAAP financial measures to the most directly comparable pro forma GAAP measures in the slides captioned “Supplemental pro forma non-GAAP measures.”

VMware transaction update

Expect to close early Nov., Contingent upon closing conditions including favorable private letter ruling from IRS

Dell Technologies Equity Ownership (Illustrative)

DELL Technologies

- Each Class A, B and C share has the same economic interest in broader Dell Technologies including its current pro-rata interest in VMware
- Current Dell Class C price is $101[1]

DELL Technologies

- No change to the number of Dell basic shares outstanding
- Shareholders will have economic interest in Dell excluding VMware + $9.3B[2] from VMware special dividend

<u>Key Implied Statistics[2]</u>

- Implied value $51 per share[3]
- We expect 22-24M incremental diluted shares[4]
- ~8x 2Q22 TTM P/E multiple[5]
- ~6x 2Q22 EV[6] / TTM unlevered adj. FCF multiple
- 1.9x 2Q22 Core Leverage Ratio adj. for FY22 expected debt repayment[7]

vmware

- Shareholders will receive approximately .44 shares of VMware for each Dell share[8]
- Value of VMware distribution is equal to $50[1] per share of Dell

1) As of close on Sept. 17, 2021 and for illustrative purposes only. Dell share price was $100.53 (VMware share price was $139.67). $50 = ($139.67 - $27.46 *[impact of special dividend]*) x .44; 2) Assumes VMware special dividend of $11.5B modeled as accretive or dilutive directly against market cap and Dell maintains 80.6% ownership of VMware at close for illustrative purposes; 3) Estimated by taking current Dell Technologies share price less estimated VMware distribution value. ($101 - $50) and excludes any share dilution impact; 4) Considering adjustment to outstanding employee equity awards; 5) Estimated using implied total Dell Technologies market cap less Dell ownership of VMware and 2Q22 TTM Dell Technologies Net Income excluding VMware; 6) Estimated using implied total Dell Technologies market cap less Dell ownership of VMware and remaining FY22 Net Debt paydown according to guidance; 7) 2Q Core leverage ratio adjusted for FY22 expected debt paydown of $16B. Core leverage ratio calculated using Core debt as numerator and Core Adj. EBITDA as denominator. Core Adj. EBITDA calculated using Dell Technologies consolidated Adjusted EBITDA less 19% of VMware EBITDA less DFS estimated EBITDA. DFS estimated EBITDA calculated as a 4% return on assets comprised of financing receivables and DFS operating lease balance. 4% return on assets is derived from a peer benchmark analysis and is an indicative proxy for DFS EBITDA.
8) Final dividend ratio to be determined based on shares outstanding

DELL Technologies
4
© Copyright 2021 Dell Inc.

Dell Technologies Securities Analyst Meeting September 23, 2021 Company Vision Executing our Strategy Infrastructure Solutions Group Strategy Client Solutions Group Strategy Agenda Q&A Michael Dell Jeff Clarke and Chuck Whitten Jeff Boudreau Sam Burd Value Creation Framework Tom Sweet Dell Executive Team

Company vision Michael Dell, Chairman and Chief Executive Officer Securities Analyst Meeting September 23, 2021

Dell Technologies evolution

Since our go-private transaction in 2013, Dell has transformed and positioned itself for growth

Major events

2013	2016	2018	2021
Go-private transaction	Dell **completes acquisition of EMC Corporation**, including EMC's stake in VMware	Dell **begins trading Class C shares in public equity markets** with DVMT share buyout	Dell to **spin-off 81% equity stake in VMware**, forming two standalone public companies

Strategic bets

PC market › **End-to-end technology provider** › **Positioning for growth** *(Edge, Telecom, Multi-Cloud)*

Throughout our history, we have leveraged **differentiated customer insights** to defy consensus, **unlocking significant value** and positioning ourselves for growth

Source: Dell official reporting

7

© Copyright 2021 Dell Inc.

DELL Technologies

Multi-cloud ecosystem

Dell Technologies sits at the center of the multi-cloud ecosystem

92%

Of companies leverage multiple clouds[1]

82%

Of companies leverage hybrid cloud environments, up from 55% five years ago[1,2]

5

Clouds are used by businesses on average[3]

Dell Technologies has an integral role to play in the dynamic multi-cloud ecosystem of the future

Source: 1) Flexera 2021 State of the Cloud report; 2) Rightscale (Flexera) 2016 State of the Cloud report; 3) Dell Multi-Cloud Sprawl E-Book; Disclaimer: ESG Research Insights Paper "The Cloud Complexity Imperative: Why Organizations Must Unify and Simplify the Management of their Sprawling Multicloud Environment" commissioned by Dell Technologies, VMware and Intel Corporation, February 2020

8

© Copyright 2021 Dell Inc.

DELL Technologies

Extended Dell market: $650B growing 8% to 2024E overall_0_132673021202465803 columns_1_132673021202465803 8_1_132673021202465803 11_1_132673035250836306 Dell industry position $2T TAM growing GDP to GDP+ as digital transformation drives broad, sustained technology investment Core Dell market: $670B growing 3% to 2024E 2020 Global IT market Served Addressable Market 6% CAGR 2020-2024E (vs. GDP of 3%) Note: PC includes PC and Tablet Source: Dell CSG TAM estimate (PC, Peripherals); Dell ISG TAM estimate (Server, Storage, IT Networking); OECD Economic Outlook 2021 (GDP growth rate); IDC Worldwide ICT Spending Guide 2020 data (remaining); excludes from ICT Spending Guide categories far out of the scope of Dell’s business (e.g., mobile phone hardware, telecom services, BPO services)

Executing our strategy Jeff Clarke, Vice Chairman and Co-Chief Operating Officer Chuck Whitten, Co-Chief Operating Officer Securities Analyst Meeting September 23, 2021

Executing our strategy Executive Summary Realizing our vision requires consolidating and modernizing the Core while building new growth businesses In our Core, we have leadership positions in IT infrastructure / PC markets and have a proven track record of taking share Our unique and durable competitive advantages include our go-to-market scale, our services footprint, and our industry-leading supply chain We have a repeatable process for turning customer insights into innovation, leveraging the strength in our Core to fuel new growth areas

Dell Technologies strategy Build new growth businesses where we have a unique right to win Edge Telecom Multi-Cloud Service Delivery Data Mgmt. Consolidate and modernize the Core business APEX Compute & Networking PC Storage #1 positions in CSG and ISG Largest GTM and Channel ecosystem Leading financial services capabilities First & best VMware alliance Leading global services footprint Industry-leading scale and supply chain COMPETITIVE DIFFERENTIATORS E2E product and Multi-Cloud offerings Other New Businesses (e.g., Security & AI/ML) Insights Win in Core Win in growth areas Innovation Insights Innovation

Dell Technologies strategy Build new growth businesses where we have a unique right to win Edge Telecom Multi-Cloud Service Delivery Data Mgmt. Consolidate and modernize the Core business APEX Compute & Networking PC Storage #1 positions in CSG and ISG Largest GTM and Channel ecosystem Leading financial services capabilities First & best VMware alliance Leading global services footprint Industry-leading scale and supply chain COMPETITIVE DIFFERENTIATORS E2E product and Multi-Cloud offerings Other New Businesses (e.g., Security & AI/ML) Insights Win in Core Win in growth areas Innovation Insights Innovation

Dell Technologies industry position

Leadership positions in the Core infrastructure and PC markets

Infrastructure Solutions Group (ISG)

$33B FY21 Revenue[1]

#1

- External Storage and Data Protection[2]
- Mainstream Server[3]
- HCI[4]

Client Solutions Group (CSG)

$48B FY21 Revenue[1]

#1

- Client Solutions Revenue[5]
- North America Commercial PC[6]
- Commercial Displays[7]

Note: Leading positions based on market share figures calculated on trailing twelve-month calendar period Q3 2020-Q2 2021

Source: 1) Dell FY21 10-K; 2) IDC Quarterly Enterprise Storage Systems Tracker, 2021Q2, based on revenue; 3) IDC Quarterly Server Tracker, 2021Q2, based on revenue, Mainstream Server is: Large System, Standard Rack and Tower; 4) IDC Quarterly Converged Systems Tracker 2021Q2, based on revenue; 5) Client PC & upsell revenue statistic calculated by Dell Technologies primarily by utilizing other PC OEMs' financial public filings, as of Q2 FY22; 6) IDC PCD Tracker 2021Q2; NA Commercial PCs includes USA and Canada, and excludes Chrome OS and tablets, based on units; 7) IDC PC Monitor Tracker 2021Q2, based on units

14

© Copyright 2021 Dell Inc.

DELL Technologies

Dell Technologies Core markets

We have leadership positions and room to grow

Current Core market share positions

24%
Commercial PC unit share[1]

28%
Mainstream Server revenue share[2]

28%
External Storage revenue share[3]

Last 5-year share gains[5]

+5.4 pts.
Commercial PC unit share gain[1]

+5.6 pts.
Mainstream Server revenue share gain[2]

+18.1 pts.
HCI revenue share gain[4]

Note: All market share figures based on trailing twelve-month calendar period Q3 2020-Q2 2021
Source: 1) IDC PCD Tracker 2021Q2 excludes Chrome OS and tablets, based on units; 2) IDC Quarterly Server Tracker, 2021Q2, based on revenue; 3) IDC Quarterly Enterprise Storage Systems Tracker, 2021Q2, based on revenue; 4) IDC Quarterly Converged Systems Tracker 2021Q2, based on revenue; 5) Share gain calculated comparing trailing twelve-month calendar period Q3 2020-Q2 2021 to trailing twelve-month calendar period Q3 2015-Q2 2016

DELL Technologies

15
© Copyright 2021 Dell Inc.

Tech’s largest direct go-to-market and channel ecosystem creates unparalleled market reach Leading global services footprint in technology to support complex customer needs, powered by modern, predictive software Industry-leading scale and differentiated supply chain enables cost position, speed, continuity of supply, security, and sustainability Dell competitive advantages #1 positions in CSG and ISG Largest GTM and Channel ecosystem Leading financial services capabilities First & best VMware alliance Leading global services footprint Industry-leading scale and supply chain COMPETITIVE DIFFERENTIATORS E2E product and Multi-Cloud offerings

Dell Technologies strategy Build new growth businesses where we have a unique right to win Edge Telecom Multi-Cloud Service Delivery Data Mgmt. Consolidate and modernize the Core business APEX Compute & Networking PC Storage #1 positions in CSG and ISG Largest GTM and Channel ecosystem Leading financial services capabilities First & best VMware alliance Leading global services footprint Industry-leading scale and supply chain COMPETITIVE DIFFERENTIATORS E2E product and Multi-Cloud offerings Other New Businesses (e.g., Security & AI/ML) Insights Win in Core Win in growth areas Insights Innovation Innovation

Edge overview We have a trusted relationship with our customer base Our supply chain, manufacturing, and global support and delivery are unmatched Our partnership alliances span all leading OT vendors We work closely with the cloud providers to best address customer needs $110B 17% Market opportunity (2020) Projected CAGR (2020-2024E) Source: IDC Worldwide Edge Spending Guide for Global Enterprise Edge Computing Customer Opportunity Dell’s Right to Win

Telecom overview We are the largest provider of open, software-defined, industry standard infrastructure Dell’s engineering, supply chain, and services can anchor the emerging modern telecom ecosystem We have new integration and solutions development capabilities Our strategy and business model allows us to partner across the vast 5G ecosystem $114B 2% Market opportunity (2020)1 Projected CAGR (2020-2024E)1 Source: 1) IDC, Gartner, and numerous telecom-specific industry reports Customer Opportunity Dell’s Right to Win

Dell Technologies strategy #1 positions in CSG and ISG Largest GTM and Channel ecosystem Leading financial services capabilities First & best VMware alliance Leading global services footprint Industry-leading scale and supply chain COMPETITIVE DIFFERENTIATORS E2E product and Multi-Cloud offerings Consolidate and modernize the Core business APEX Compute & Networking PC Storage Build new growth businesses where we have a unique right to win Edge Telecom Multi-Cloud Service Delivery Data Mgmt. Other New Businesses (e.g., Security & AI/ML) Insights Win in Core Win in growth areas Insights Innovation Innovation

Infrastructure Solutions Group strategy Jeff Boudreau, President Securities Analyst Meeting September 23, 2021

ISG key takeaways Executive Summary With our broad portfolio of #1s, innovation and support organizations, ISG is well-positioned for growth in storage, servers and adjacent opportunities Our Core TAM is large and growing and we have additional long-term upside in Telecom, Edge, data management and aaS We are the partner customers trust to navigate digital transformation including multi-cloud and the Edge Our ISG business has been strong and resilient through economic cycles and we expect to grow the business in 2HFY22, FY22 in total and in FY23

Data is growing and becoming more distributed Data is growing exponentially1 92% of companies are already multi-cloud2 And more than 50% of new IT infrastructure will be deployed at the Edge by 20233 95% of Fortune 100 companies rely on Dell for their mission-critical IT Public cloud Colo Public cloud From multi-cloud to Edge 23% CAGR Private cloud Core Data Center Edge 1) IDC Annual DataSphere forecast (3/24/21); 2) Flexera 2021 State of the Cloud report; 3) IDC Edge Computing: Not All Edges are Created Equal (6/1/20)

HCI 32% share4 overall_0_132665179221082036 columns_2_132665179221082036 46_1_132665179221082036 7_1_132673038341547081 3_1_132673050166662941 TAM is growing Note: Leading positions based on market share figures calculated on trailing twelve-month calendar period Q3 2020-Q2 2021 1) Dell analysis leveraging external data sources: IDC (Server, Storage); 2) Dell’Oro (Networking); TAM note: Storage includes Core Storage, Data Protection, and HCI; Server is total server less HCI HW 3) IDC Quarterly Enterprise Storage Systems Tracker, 2021Q2, based on revenue 4) IDC Quarterly Converged Systems Tracker 2021Q2, based on revenue; 5) IDC Quarterly Server Tracker, 2021Q2, based on revenue, Mainstream Server is: Large System, Standard Rack and Tower External Storage 28% share3 All-Flash Arrays 33% share3 Mainstream Server 28% share5 High End 44% share3 1 1 2 x86 Server 18% share5 Infrastructure Solutions Group (ISG) Starting from a position of strength, steady financial performance, growing TAM Leadership positions in Storage / Server Financial performance (3 year average)

Extending our leadership position in Storage 1) IDC Quarterly Storage and Converged Systems Trackers 2021Q2; 2) IDC Quarterly Converged Systems and Enterprise Storage Systems Trackers – 2021Q1 Forecast 3) Rough approximation of market by IDC price band using 2020 data from IDC Quarterly Enterprise Storage System Tracker 2021Q2 Market leader with simplified Power Portfolio—positioned for growth in 2HFY22 and FY23 Share by price band and market growth forecast Power Portfolio External Storage High End ~20% of mkt3 Midrange ~60% of mkt3 Entry ~20% of mkt3 HCI Position1 #1 #1 #1 #1 #1 Market Share (LTM) 1 28% 44% 27% 18% 32% Dell’s Market Share relative to #2 Vendor1 2.7x 4.9x 2.2x 1.6x 1.9x Market Growth CY21E - CY25E CAGR2 3.1% 0.4% 4.4% 1.1% 10.5% High Mid Entry VxRail PowerScale PowerProtect PowerMax PowerStore PowerVault PRIMARY HYPER-CONVERGED UNSTRUC-TURED DATA PROTECTION PowerFlex SOFTWARE- DEFINED

Extending our leadership position in Servers Mainstream Server Innovation 15G Servers Adaptive compute Advanced automation with built-in security Proactive resilience to protect against cyber attacks Telecom Servers (XR11/XR12) Designed for compliance with the rigorous standards of the Telecom (NEBS) industries Made for space constrained environments Support for operation in extreme temperatures Servers & networking reported its third consecutive quarter of positive year over year growth Servers & networking grew 8% Y/Y in 1H22 AND demand was ahead of revenue We expect growth in 2HFY22, FY22 in total and in FY23 Growth Market leader (#1 in x86 and mainstream), innovator and share consolidator +5.6 pts. Mainstream Server revenue share gain1 1) IDC Quarterly Server Tracker, 2021Q2

Multi-cloud ecosystem

Dell sits at the center of the multi-cloud ecosystem



Public cloud
Colo
Public cloud
DELL Technologies
Private cloud
Core Data Center
Edge

92% Of companies leverage multiple clouds today[1]

82% Of companies leverage hybrid cloud environments, up from 55% five years ago[1,2]

5 Clouds are used by businesses on average[3]

1) Flexera 2021 State of the Cloud report; 2) Rightscale (Flexera) 2016 State of the Cloud report 3) Dell Multi-Cloud Sprawl E-Book; Disclaimer: ESG Research Insights Paper "The Cloud Complexity Imperative: Why Organizations Must Unify and Simplify the Management of their Sprawling Multicloud Environment" commissioned by Dell Technologies, VMware and Intel Corporation, February 2020

DELL Technologies

27
© Copyright 2021 Dell Inc.

Client Solutions Group strategy Sam Burd, President Securities Analyst Meeting September 23, 2021

CSG key takeaways Executive Summary Overall PC industry has reset to a higher level, led by long-term growth of higher-value segments Our target PC segments represent the majority of revenue and profit growth historically and going forward Delivered consistent P&L growth led by our differentiated direct sales motion PC business is a platform to grow in $150B+ adjacent peripherals and services spaces

Overall PC industry has reset to a higher level

Expansion led by higher-value segments that have a history of stable growth and are where we're focused

Unit Growth by Segment

(2016-2024F)



~260M units
~350M units
260
260
260
268
304
347
353
347
353
2016
2017
2018
2019
2020
2021F
2022F
2023F
2024F

	Growth CAGR CY16 - CY19	Growth CAGR CY16 - CY21
Chrome	15%	31%
Mainstream Consumer PCs	-7%	-2%
Premium Consumer PCs	**6%**	**16%**
Commercial PCs	**3%**	**4%**

Note: Premium Consumer includes units with ASP > $800; Mainstream Consumer includes units with ASP <= $800
Source: IDC Worldwide PC Tracker 2021 Q2 Final Historical and IDC Worldwide PC Tracker 2021 Q2 Forecast

30

© Copyright 2021 Dell Inc.

DELL Technologies

Not all PCs are created equal Dell’s target segments drive majority of revenue and profit growth historically and going forward Chrome Mainstream Consumer PCs Premium Consumer PCs Commercial PCs Note: Premium Consumer includes units with ASP > $800; Mainstream Consumer includes units with ASP <= $800 Source: IDC Worldwide PC Tracker 2021 Q2 Final Historical and IDC Worldwide PC Tracker 2021 Q2 Forecast Unit vs. Revenue Mix by Segment (2021F) Revenue Dollar Growth by Segment (2016-2024F)

CSG business delivers consistent P&L growth +7% CAGR FY18-FY21 +18% CAGR FY18-FY21 Source: 1) Client business results (CSG revenue and operating income) compared with other PC OEMs from financial public filings, excluding tablet revenue Operating Income Revenue Direct Customer Relationships Ongoing Services Interactions Insight-driven Product and GTM Design Telemetry & Operational Insights Operating Income % Consumer Commercial Premium mix x Attach Opportunities x Unique Insights x Customer Loyalty Delivered consistent growth and leading profitability1 Led by our differentiated direct sales motion Heritage built on direct sales that is still a durable advantage for us today

PC is core platform to grow in $150B+ adjacent markets Services Support Deployment Managed Services/ End-point management Financing APEX/aaS Displays Docks Webcams Audio/ headsets Cables/ adapters Software & Peripherals Consulting Keyboards & Mice Software Cases We have a proven, strong attach motion to go after incremental Peripherals and Services share Networking External storage Security

Value Creation Framework Tom Sweet, Chief Financial Officer Securities Analyst Meeting September 23, 2021

Value creation and financial framework Executive Summary Track record of consistent growth, profitability and shareholder value creation Durable competitive advantages provide visibility, scale and service capabilities unmatched across our industry Adaptable and focused execution enables us to deliver results in any market Long-term financial framework delivers durable revenue and EPS growth Capital allocation policy evolving to deliver broader business investment and shareholder return

Our proven track record…

Consistent and stable growth, solid cash flow, and shareholder value creation

2018 and 2019 Sept. Analyst Days we said we were focused on:

- **Long-term Revenue growth**
  - 4-6% Long-term Target
  - In-line with IT Spending excl. Telecom +/- 1%
- **Opinc Growth > Revenue**
  - ~12% Opinc FY23
- **EPS > Opinc**
- **Achieve 2.0-3.0x Core debt leverage by end of FY21**

Revenue



Non-GAAP
7% CAGR[1]
$80.3B
$91.3B
$92.5B
$94.4B
$100.3B
+14% Y/Y
+1% Y/Y
+2% Y/Y
+9% Y/Y
FY18
FY19
FY20
FY21
2Q22 TTM

Revenue growth > IT Spending excl'd Telecom[2]

Opinc



Non-GAAP
12% CAGR[1]
$7.8B
$8.9B
$10.1B
$10.8B
$11.5B
10% of Rev
10% of Rev
11% of Rev
11% of Rev
12% of Rev
FY18
FY19
FY20
FY21
2Q22 TTM

Delivered 12% CAGR growing faster than Revenue

Diluted EPS



Non-GAAP
19% CAGR[3]
N/A
$5.94
$7.35
$8.00
$9.11
+24% Y/Y
+9% Y/Y
+30% Y/Y
FY18
FY19[6]
FY20
FY21
2Q22 TTM

EPS growing faster than Opinc

Core Debt and Other[4]



Core Leverage[5]
4.7x
4.2x
3.2x
2.5x
2.2x
$42.0B
$42.7B
$37.9B
$33.4B
$29.0B
+2% Y/Y
-11% Y/Y
-12% Y/Y
-24% Y/Y
FY18
FY19
FY20
FY21
2Q22 TTM

$25B debt[4] reduction since the EMC transaction

1) FY18-2Q22 TTM CAGR Total Dell Technologies; 2) 5% CAGR CY17-CY20 according to IDC Worldwide Black Book; 3) FY19-2Q22 TTM CAGR Total Dell Technologies; 4) Core Debt + margin loan, and mirror note, excluding public subsidiary debt and DFS related debt; 5) Core leverage ratio calculated using Core debt as numerator and Core Adj. EBITDA as denominator; Core Adj. EBITDA calculated using Dell Technologies consolidated Adjusted EBITDA less 19% of VMware EBITDA less DFS estimated EBITDA. DFS estimated EBITDA calculated as a 4% return on assets comprised of financing receivables and DFS operating lease balance. 4% return on assets is derived from a peer benchmark analysis and is an indicative proxy for DFS EBITDA.; 6) Includes adjustments that give effect to the Class V transaction that occurred in Q4 of fiscal year 2019, as if they occurred on the first day of fiscal year 2019, including certain static share count and average stock price assumptions driven by the incremental Class C shares issued upon closing of the Class V transaction

DELL Technologies

36

© Copyright 2021 Dell Inc.

We are adapting and delivering results in any market

7% Revenue CAGR[1] and 12% Opinc CAGR[1] delivered through various macro dynamics

Leveraging durable competitive advantages & disciplined cost control:

- **Industry's largest direct sales team and customer intimacy** provides ability to:
  - Pivot into market opportunities
  - Spot trends faster
- **Higher margin services, including DFS financing**
- **Our supply chain excellence & scale** enable navigation of supply-constrained environments to meet customer commitments
- **Disciplined cost control** delivered record operating income and cash flow through FY21

Navigating through dynamic markets …



Non-GAAP
$26.1B
Revenue
$18.4B
Opinc
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Commercial and Consumer PC



Dell Y/Y Revenue Growth
Commercial
Consumer
5%
14%
16%
19%
14%
42%
32%
17%
3Q21
4Q21
1Q22
2Q22

Managing supply chain, delivering record PC shipments[2]
~540bps Commercial PC unit share gain over the past 5 years[3]

Server and Networking



Dell Y/Y Revenue Growth
33%
28%
41%
34%
30%
3Q18
4Q18
1Q19
2Q19
3Q19

~560bps Mainstream Server share gain over the past 5 years[4]

Opex



Reduction during Pandemic
$5.6B
$5.2B
$5.0B
$5.0B
4Q20
1Q21
2Q21
3Q21

~$0.70 EPS Benefit 1Q-3Q21 vs 4Q20 Run Rate[5]

1) FY18-2QFY22 TTM CAGR Total Dell Technologies; 2) 4Q21-2Q22; 3) Per IDC PC Units 2QCY16 – 2QCY21 TTM excluding Chrome; 4) Per IDC WW Quarterly Server Tracker 2QCY21, Data between 2QCY16 – 2QCY21 TTM; 5) Based on non-GAAP EPS. Refer to the appendix in the back for non-GAAP reconciliations for Opex and EPS.

DELL Technologies

37
© Copyright 2021 Dell Inc.

Proven track record of performance at Core Dell[1] …

Consistent, profitable growth over time and solid cash flow driven by execution in our CSG & ISG businesses

Core Dell[1] Performance

- **6% CAGR Revenue growth**
- **Growing at a premium to the market[9]**
  - Over the last 5 years …
    - ~540bps Commercial PC
    - ~560bps Mainstream Server
  - ~200bps Midrange Storage YTD
- **16% Diluted EPS growth FY19-21**
- **Strong Cash Flow**

Revenue



Non-GAAP
6% CAGR[2]
$73.3B
$84.2B
$85.4B
$87.2B
+15% Y/Y
+1% Y/Y
+2% Y/Y
FY18[3]
FY19
FY20
FY21

Revenue growth > IT Spending excl'd Telecom[4]

Estimated Adjusted Free Cash Flow



Non-GAAP
11% CAGR[5]
$5.1B
$4.4B
$6.5B
$7.4B
$7.4B
-13% Y/Y
+46% Y/Y
+14% Y/Y
+44% Y/Y
FY18
FY19
FY20
FY21
2Q22 TTM

~$6B Avg. Annual Adj FCF FY18-FY21

Diluted EPS



Non-GAAP
16% CAGR[6]
N/A
$3.66-3.77
$4.76-4.88
$5.00-5.11
+28% Y/Y
+6% Y/Y
FY18
FY19[10]
FY20
FY21

EPS growing faster than Revenue

Core Debt and Other[7]



Core Leverage[8]
4.7x
4.2x
3.2x
2.5x
2.2x
$42.0B
$42.7B
$37.9B
$33.4B
$29.0B
+2% Y/Y
-11% Y/Y
-12% Y/Y
-24% Y/Y
FY18
FY19
FY20
FY21
2Q22 TTM

$25B debt[7] reduction since the EMC transaction

1) See Appendix C for more information regarding the calculation of management estimated pro forma revenue and EPS, as well as estimated adjusted free cash flow. See Appendix D for reconciliation of these measures to their most directly comparable GAAP measure.; 2) FY18-21 CAGR; 3) FY18 non-GAAP revenue represents Dell Technologies, excluding VMware, including the impact of currently estimated VMware reseller revenue; 4) 5% CAGR CY17-CY20 according to IDC Worldwide Black Book; 5) FY18 – 2Q22 TTM CAGR; 6) FY19-FY21 CAGR; 7) Core Debt + margin loan, and mirror note, excluding public subsidiary debt and DFS related debt; 8) Core leverage ratio calculated using Core debt as numerator and Core Adj. EBITDA as denominator; Core Adj. EBITDA calculated using Dell Technologies consolidated Adjusted EBITDA less 19% of VMware EBITDA less DFS estimated EBITDA. DFS estimated EBITDA calculated as a 4% return on assets comprised of financing receivables and DFS operating lease balance. 4% return on assets is derived from a peer benchmark analysis and is an indicative proxy for DFS EBITDA; 9) Per IDC PC Units 2QCY16 – 2QCY21 TTM excluding chrome, Per IDC WW Quarterly Server Tracker 2QCY21, data between 2QCY16 – 2QCY21 TTM, Per IDC WW Quarterly Enterprise Storage Systems Tracker CY21Q1, Midrange data between 1HCY21 – 1HCY21; 10) See Appendix for more detail around the calculation of FY19 Diluted EPS

38
© Copyright 2021 Dell Inc.

Introducing long-term value creation framework

Driving 3 - 4% base case Revenue growth compounded annually through FY26

	Base Case Revenue Growth & Operational Drivers		Additional Opportunities and Risks
Dell Tech.	Non-GAAP **3 - 4% CAGR[1]** 5-year Base Growth	• Broadest portfolio in the industry, focused on delivering customer solutions • Durable competitive advantages • Management team with a track record of execution	+ Acceleration of key technology trends + Opportunities to expand into Telecom, Edge, Data Management and Managed Services − Significant macroeconomic or geo-political events
CSG	Non-GAAP **2 - 3% CAGR[1]** 5-year Base Growth	• Core Commercial delivers dependable, consistent growth • Small & Medium business growth • Premium Consumer / Gaming • Work from anywhere trends push to NB / Faster Refresh • Direct model driving large ecosystem around hardware[2]	+ Expansion into adjacent growth areas – Peripheral sales and related attach expansion – Developing full lifecycle services & APEX / aaS offerings + Opportunistic growth in mainstream consumer / Chrome − Market growth lower than expected
ISG	Non-GAAP **3 - 5% CAGR[1]** 5-year Base Growth	• Strong track record of Server share gains over time • Innovation supporting multi-cloud & SW defined – Midrange / HCI support fastest growing market segment – Consumption-based models to support customers • Purpose built products / solutions, e.g., Telecom, Edge	+ Buyer base expansion + Further expansion of our multi-cloud solution set – Edge, Telecom, Data Management, Cyber solutions − Market growth lower than expected

1) CAGR FY22-FY26; 2) Attached Services, Peripherals, Software and Dell Financial Services

DELL Technologies

39

© Copyright 2021 Dell Inc.

Introducing long-term value creation framework

Driving 6+% base case EPS growth compounded annually through FY26, and Adj. FCF > 1x Net Income

Base Case and Operational Drivers

Dell Tech. Diluted EPS



Non-GAAP
6+%
CAGR1
5-year Base Growth

- Improved Gross Margin rate driven by innovation & solutions mix
- P&L leverage through supply chain excellence, disciplined cost management and industry leading scale
- Execution of capital allocation in line with today's announcement

Additional Opportunities and Risks

- + Revenue and Opinc growth beyond base case
- Interest expense leverage once investment grade achieved
- – Tax policy

Estimated Adjusted Free Cash Flow[2]

Free Cash Flow



Non-GAAP
$5.8B average
$5.1B
$4.4B
$6.5B
$7.4B
$7.4B
FY18
FY19
FY20
FY21
2Q22 TTM

Base Case FCF Expectations

- Deliver 3 - 4% Revenue growth and 6+% Diluted EPS growth compounded annually
- Revenue growth and profitability coupled with disciplined working capital management facilitates cash flow growth that is faster than revenue
- NI to Adj. FCF Conversion of 100% or better

1) CAGR FY22-FY26, 5-year EPS projection reflects Dell Technologies expectation post VMW spin and assumes a] the estimated tax rate is based on current enacted tax laws b] diluted share count based on implied Core ell share price; 2) Estimated adjusted free cash flow represents historical adjusted free cash flow excluding VMware, adjusted for the impact of cash interest savings associated with the total debt paydown since the EMC transaction through Fiscal 2022.

DELL Technologies

40
© Copyright 2021 Dell Inc.

Balanced approach to Capital Allocation

Target returning 40 - 60% of Adjusted FCF to shareholders… share repurchase & quarterly dividend

What we have done to date:

- $25B[1] debt paydown since EMC transaction
- ~95% FY18-FY21 FCF focused on debt paydown and goal to achieve investment grade across all three rating agencies
- Core business delivers significant estimated adjusted FCF[2] … ~$5.8B annually FY18-FY21

Post-investment grade strategy to maximize shareholder value

Guiding Principle	Execution
Drive growth while maintaining Investment Grade rating	Committed to IG Rating & 1.5x Core Leverage Target Reinvest in organic growth opportunities Targeted M&A that accelerates our strategy
Target returning 40%-60% of Adjusted FCF to shareholders	Return excess cash to shareholders: • Announcing $5B share repurchase program[3] • Initiate quarterly dividend upon BoD approval beginning Q1FY23 (currently estimating ~$1B annually[4])

1) $25.2B reduction in Core Debt + margin loan, and mirror note; 2) Estimated adjusted free cash flow represents historical adjusted free cash flow excluding VMware, adjusted for the impact of cash interest savings associated with the total debt paydown since the EMC transaction through Fiscal 2022; 3) Approved by Board of Directors to commence following completion of VMware spin off; 4) Quarterly dividend subject to evaluation and approval by Board of Directors after completion of VMware spin-off

DELL Technologies
41
© Copyright 2021 Dell Inc.

Committed to long-term value creation

Our track record of execution, competitive advantages and strategy have us well positioned

Shareholder value delivered to date…

- Simplified Capital and Corporate Structure
  - Sold non-Core assets
  - VMW Spin
  - De-leveraging … on track to achieve investment grade from all three rating agencies
- 19% Diluted EPS Growth FY19-2Q22 TTM

Ample value creation going forward…



TTM P/E Multiples[1]
~8x
~8x
~8x
~9x
~21x
~16x
~18x
~27x
DELL Technologies (Implied Core)
Hewlett Packard Enterprise
hp
lenovo
NetApp
IBM
CISCO
CDW

Long-term Financial Model

Consolidate and modernize the Core business	**Delivered 6% Proforma Revenue CAGR[2]** **Growing at a premium to market[3]** ~540bps Commercial PC (last 5 yrs.) ~560bps Mainstream Server (last 5 yrs.) ~200bps Midrange Storage (YTD)
Build growth businesses where we have the unique right to win	**Targeting net-new growth opportunities in strategic, adjacent areas where we are advantaged** Edge, Telecom, Multi-Cloud Service Delivery, Data Management
P&L Leverage	**Delivered 16% Core Dell[4] non-GAAP Diluted EPS CAGR[5]** **Through supply chain excellence, industry-leading scale and disciplined cost management**
Strong Cash Flow	**$25B[6] debt paydown since EMC transaction** **Core business delivers significant proforma adjusted FCF[7] … ~$5.8B annually FY18-FY21**

Attractive long-term financial model

- 3 - 4% Revenue growth
- 6+% EPS growth
- NI to FCF Conversion of 100% or better
- Target returning 40 - 60% of Adj. FCF to shareholders

1) TTM Non-GAAP diluted EPS multiples as of 9/17/2021 market close; Dell Technologies implied Core P/E post VMW spin, considering VMW dividend; 2) FY18-21 CAGR; 3) Per IDC PC Units 2QCY16 – 2QCY21 TTM excluding chrome, Per IDC WW Quarterly Server Tracker 2QCY21, data between 2QCY16 – 2QCY21 TTM, Per IDC WW Quarterly Enterprise Storage Systems Tracker CY21Q1, Midrange data between 1QCY21 – 2QCY21; 4) Refer to Appendix C for management estimated pro forma EPS; 5) FY19-FY21 CAGR; 6) Core Debt + margin loan, and mirror note, excluding public subsidiary debt and DFS related debt; 7) Estimated adjusted free cash flow represents historical adjusted free cash flow excluding VMware, adjusted for the impact of cash interest savings associated with the total expected debt paydown since the EMC transaction through Fiscal 2022

DELL Technologies

42
© Copyright 2021 Dell Inc.

Q&A Michael Dell, Chairman and Chief Executive Officer Jeff Clarke, Vice Chairman and Co-Chief Operating Officer Chuck Whitten, Co-Chief Operating Officer Tom Sweet, Chief Financial Officer Jeff Boudreau, President, ISG Sam Burd, President, CSG

Appendix A Consolidated GAAP and non-GAAP financial information

1) Results include material adjustments related to purchase accounting and other items. For additional detail on these adjustments, please refer to accompanying supplemental slides in Appendix B.; 2) See accompanying supplemental slides for weighted average shares and EPS calculation. Consolidated GAAP Results1

Consolidated non-GAAP Results1 1) Please refer to accompanying supplemental slides for reconciliation of non-GAAP measures to GAAP; 2) See accompanying supplemental slides in Appendix B for weighted average shares and EPS calculation; 3) FY19 earnings per share – basic and earnings per share – diluted are calculated using adjusted non-GAAP net income attributable to Dell Technologies, Inc. See accompanying supplemental slides in Appendix B.

Debt Summary 1) Amounts are based on underlying data and may not visually foot due to rounding; 2) Principal Face Value; 3) Core Secured Debt represents secured term loans, investment grade notes, and revolver. It excludes DFS allocated debt based on a 7:1 leverage ratio of DFS financing receivables and fixed assets supporting operating leases; 4) Core debt represents the total principal amount of our debt, less: (a) public subsidiary debt, (b) DFS related debt, and (c) Margin Loan and other debt $ in billions 1, 2 1Q18 2Q18 3Q18 FY18 3Q19 FY19 2Q20 3Q20 FY20 2Q21 3Q21 FY21 2Q22 email Jeff Walter from Anne's team Revolver 0.4 - - - - - - 0 - - - - - Term Loan A 6.2 5.7 5.9 5.6 4.2 7.8 4.5999999999999996 4.2 4.2 4 4 3.1339692968500001 3.1 Term Loan B 5.5 5.5 5 5 5 4.9000000000000004 4.9000000000000004 4.8 4.7 4.7 4.7 3.1431249999999999 3.1 Investment Grade Notes 20 20 20 20 20 20 20.8 20.8 20.8 21.6 18.5 18.5 18.5 DFS Allocated Debt -1.4 -1.8 -1.7 -1.9 -1.1000000000000001 -1.6 -1.4 -0.9 -1.5 -1.2 -0.9 -0.68358130469471945 -0.7 Total Core Secured Debt 3 30.7 29.3 29.1 28.7 28 31.1 28.8 28.8 28.2 29.1 26.3 24.1 24.1 High Yield Notes 3.3 3.3 3.3 3.3 3.3 3.3 3.3 2.7 2.7 2.7 2.7 2.7 1.6 Asset Sale Bridge - - - - - - - 0 - - - - - Legacy Dell Unsecured Notes 2.5 2.5 2.5 2.5 2 2 1.4 1.4 1.4 1.4 1.4 1.4 1 Legacy EMC Unsecured Notes 5.5 5.5 5.5 5.5 3 3 3 3 1.6 1 1 1 1 Total Unsecured Core Debt 11.2 11.2 11.2 11.2 8.1999999999999993 8.1999999999999993 7.6 7.1 5.7 5.0999999999999996 5.0999999999999996 5.0999999999999996 3.6 Total Core Debt 4 41.9 40.5 40.299999999999997 39.9 36.200000000000003 39.299999999999997 36.4 35.9 33.799999999999997 34.1 31.4 29.163238477999034 27.6 Margin Loan and Other 3.6 3.6 2.1 2.1 2.1 3.4 4 4 4 4.0999999999999996 4.2 4.2 1.3 DFS Debt 3.9 4.0999999999999996 4.4000000000000004 4.8 5.9 5.9 6.6 7.6 7.8 8.8000000000000007 9.1999999999999993 9.6999999999999993 9.6 DFS Allocated Debt 1.4 1.8 1.7 1.9 1.1000000000000001 1.6 1.4 0.9 1.5 1.2 0.9 0.7 0.7 Total DFS Related Debt 5.2 5.8 6.1 6.7 7.1 7.5 8.1 8.4 9.3000000000000007 10 10.1 10.3 10.3 Total Debt, Excluding Public Subsidiaries 50.7 49.9 48.5 48.7 45.4 50.2 48.5 48.4 47.1 48.2 45.6 43.7 39.200000000000003 Total Public Subsidiary Debt - - 4 4 4 4 4.0999999999999996 4.7 5.6 6.3 4.8 4.8 4.8 Total Debt, Including Public Subsidiaries 50.7 49.9 52.5 52.7 49.4 54.2 52.6 53 52.7 54.5 50.4 48.5 44

Appendix B Supplemental non-GAAP measures

Supplemental non-GAAP measures Revenue and Gross Margin 1) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 2) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs.

Supplemental non-GAAP measures SG&A, R&D and Operating Expense 1) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 2) Consists of acquisition, integration, and divestiture-related costs; 3) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. FY21 includes derecognition of a previously accrued litigation loss in a VMware, Inc. patent litigation matter.

Supplemental non-GAAP measures Operating Income 1) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 2) Consists of acquisition, integration, and divestiture-related costs; 3) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. FY21 includes derecognition of a previously accrued litigation loss in a VMware, Inc. patent litigation matter.

Supplemental non-GAAP measures Interest and Other, Net 1) Primarily consists of the fair value adjustments on strategic equity investments as well as a gain on the sale of RSA Security in FY21.

Supplemental non-GAAP measures 1) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 2) Consists of acquisition, integration, and divestiture-related costs and gains; 3) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. FY21 includes derecognition of a previously accrued litigation loss in a VMware, Inc. patent litigation matter; 4) Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments; 5) Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items. Net Income

Supplemental non-GAAP measures 1) Amortization of intangibles reflects Dell Technologies Inc. basis; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. FY21 includes derecognition of a previously accrued litigation loss in a VMware, Inc. patent litigation matter; 5) Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments; 6) Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items. Net Income attributable to non-controlling interests

Supplemental non-GAAP measures 1) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 2) Consists of acquisition, integration and divestiture-related costs; 3) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. FY21 includes derecognition of a previously accrued litigation loss in a VMware, Inc. patent litigation matter; 4) Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments; 5) Consists of the tax effects of non-GAAP items as well as an adjustment for discrete tax items; 6) Includes adjustments that give effect to the Class V transaction that occurred in Q4 of fiscal year 2019, as if they occurred on the first day of fiscal year 2019. Net Income attributable to Dell Technologies Inc.

Supplemental non-GAAP measures 1) The incremental dilution from VMware, Inc. attributable to Dell Technologies represents the impact of VMware, Inc.’s dilutive securities on diluted earnings per share of Dell Technologies common stock, and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies; 2) Includes adjustments that give effect to the Class V transaction that occurred in Q4 of fiscal year 2019, as if they occurred on the first day of fiscal year 2019, including certain static share count and average stock price assumptions driven by the incremental Class C shares issued upon closing of the Class V transaction. Earnings per Share – basic and diluted

Supplemental non-GAAP measures 1) Represents Dell Technologies non-GAAP net revenue, excluding VMware, adjusted to include the impact of currently estimated VMware reseller revenue; 2) This amount includes non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of severance and facilities action costs. Revenue and Operating Income

Supplemental non-GAAP measures 1) Amounts are based on underlying data and may not visually foot due to rounding; 2) Amount represents change in net carrying value of equipment for DFS operating leases; 3) Estimated adjusted free cash flow represents historical adjusted free cash flow excluding VMware, adjusted for the impact of cash interest savings associated with the total expected debt paydown since the EMC transaction through Fiscal 2022.  Estimated Adjusted Free Cash Flow

Appendix C Management estimated pro forma financial measures

Management estimated pro forma financial measures1,2 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) Results include material adjustments related to purchase accounting and other items. For additional detail on these adjustments, please refer to the accompanying supplemental slides in Appendix D; 3) See accompanying supplemental slides for weighted average shares and EPS calculation.

Management estimated pro forma financial measures1,2 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) Results include material adjustments related to purchase accounting and other items. For additional detail on these adjustments, please refer to the accompanying supplemental slides in Appendix D; 3) See accompanying supplemental slides for weighted average shares and EPS calculation.

Non-GAAP management estimated pro forma financial measures1,2 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) See accompanying supplemental slides in Appendix D for reconciliation of non-GAAP measures to GAAP; 3) See accompanying supplemental slides for weighted average shares and EPS calculation.

1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) See accompanying supplemental slides in Appendix D for reconciliation of non-GAAP measures to GAAP; 3) See accompanying supplemental slides for weighted average shares and EPS calculation. Non-GAAP management estimated pro forma financial measures1,2

Appendix D Supplemental management estimated pro forma non-GAAP measures

Supplemental pro forma non-GAAP measures1 Management estimated pro forma revenue and gross margin 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma SG&A, R&D and operating expense 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma operating income 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma interest and other, net 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) Consists of acquisition, integration, and divestiture-related costs; 3) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs; 4) Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma net income 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs; 5) Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments; 6) Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma net income attributable to Dell Technologies Inc. 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction; 3) Consists of acquisition, integration, and divestiture-related costs; 4) Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs; 5) Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments; 6) Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental pro forma non-GAAP measures1 Management estimated pro forma earnings per share - basic and diluted 1) Represents current estimated management pro forma financial measures. Pro forma financial statements are computed assuming the VMware spin-off transaction occurred at the beginning of each fiscal year and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in Q1FY21 only. Final pro forma financial statements, presented in accordance with Regulation S-X Article 11, will be available later in the year; amounts are subject to change with no obligation to reconcile these estimates; 2) Includes adjustments that give effect to the Class V transaction that occurred in Q4 of fiscal year 2019, as if they occurred on the first day of fiscal year 2019, including certain static share count and average stock price assumptions driven by the incremental Class C shares issued upon closing of the Class V transaction; 3) Diluted share count includes certain share conversion ratio assumptions. Final share conversion ratio will be available at the close of the VMware spin-off transaction.